UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

April 14, 2025

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

May 22, 2025

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 22, 2025, at 11:00 a.m. local time.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the proxy statement carefully. Our directors and officers will be present at the meeting to respond to appropriate questions from stockholders.

The proxy statement and proxy card are being mailed to all stockholders of record on or about April 25, 2025.

Because it is important that your shares be voted at the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

Sincerely,

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2025

TO THE STOCKHOLDERS OF NOVA LIFESTYLE, INC.:

NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 22, 2025, at 11:00 a.m. local time, to consider and act upon the following:

1.	To approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of (i) our common stock, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 50% below the closing price of our common stock on the date prior to the closing of each offering; and (ii) warrants to purchase shares of our common stock and shares of our common stock issuable upon exercise thereof, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 40% below the closing price of our common stock on the date prior to the closing of each offering.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on April 9, 2025 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the issuance of securities.

Stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend the Special Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Special Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

Commerce, California

April 14, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2025:

WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2025

We are furnishing this Proxy Statement to the Stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at the Special Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on May 22, 2025, at 11:00 a.m. local time, and at any adjournments or postponements of the meeting, for the following purpose:

1.	To approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of (i) our common stock, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 50% below the closing price of our common stock on the date prior to the closing of each offering; and (ii) warrants to purchase shares of our common stock and shares of our common stock issuable upon exercise thereof, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 40% below the closing price of our common stock on the date prior to the closing of each offering.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries, and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Special Meeting

Why am I receiving this proxy statement?

The board of directors of the Company is soliciting your proxy to vote at the Special Meeting because you owned shares of the Company common stock at the close of business on April 9, 2025, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about April 25, 2025. The Company has made these materials available to you on the Internet, and the Company has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of common stock of the Company.

When and where will the Special Meeting be held?

The Special Meeting will be held at 11:00 a.m., local time, on May 22, 2025, at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

How do I vote?

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Thanh H. Lam to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on May 21, 2025.

In Person - stockholders may vote in person at the Special Meeting. To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Special Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

●	“FOR” to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of (i) our common stock, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 50% below the closing price of our common stock on the date prior to the closing of each offering; and (ii) warrants to purchase shares of our common stock and shares of our common stock issuable upon exercise thereof, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 40% below the closing price of our common stock on the date prior to the closing of each offering.

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Special Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Thanh H. Lam, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the Special Meeting and vote in person. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Special Meeting. The cost of solicitation will be borne by us. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 13,207,322 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the matters to be voted on at the Special Meeting.

What am I voting on?

You are voting on the following matters:

1.	Proposal No.1 — to approve of the issuance of (i) our common stock, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 50% below the closing price of our common stock on the date prior to the closing of each offering; and (ii) warrants to purchase shares of our common stock and shares of our common stock issuable upon exercise thereof, in one or more offerings, where the maximum discount at which our common stock will be offered will be equivalent to a discount of 40% below the closing price of our common stock on the date prior to the closing of each offering

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

●	“FOR” the approval of the Proposal No.1.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Special Meeting.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 13,207,322 shares of the Company’s common stock were issued and outstanding. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

●	Approval of the Proposal No.1: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the proposal No.1. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How may a stockholder bring any other business before the Special Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that at the special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof, and, as such, stockholders shall not be permitted to propose other business at the Special Meeting.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors, officers and employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Are there any rights of appraisal?

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposal to be acted upon at the Special Meeting.

Who will count the votes?

The inspector of election appointed for the Special Meeting will receive and tabulate the ballots and voting instruction forms.

Where do I find the voting results of the Special Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.novalifestyle.com under “Investor Relations—Corporate Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Nova LifeStyle Inc, at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary, or by calling (323) 888-9999.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF ISSUANCE OF SECURITIES.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF SECURITIES

Background

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with a non-public offering involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding immediately prior to entering into an agreement in connection with any such non-public offering. On April 6, 2025, we entered into a non-binding term sheet with American Trust Investment Services, Inc. (the “Term Sheet”), pursuant to which we will retain American Trust Investment Services, Inc. to act as our exclusive placement agent (the “Placement Agent”) in connection with an offering of up to $8,000,000 of our common stock, par value $0.001 (the “Common Stock”). Purchaser of each share of Common Stock will also receive two (2) warrants (the “Warrant”). The shares of Common Stock and Warrants will be issued separately in this offering. The assumed offering price for each share of Common Stock (the “Offering Price”) will be equivalent to 50% of the closing price of our Common Stock on the Nasdaq on the date immediately preceding the closing date. A holder of one (1) warrant may exercise the right to acquire one (1) share of common stock at an exercise price that equals to 120% of the Offering Price and will be exercisable until the fifth anniversary of the issuance date and subject to certain adjustment. The Placement Agent has no obligation to buy any of the securities from us or to arrange for the purchase or sale of any specific number of dollar amount of securities. We will pay the Placement Agent a commission equal to 7% of the gross proceeds sold in this offering. We will provide the Placement Agent a non-accountable expense allowance equal to 1% of the gross proceeds of this offering and out-of-pocket expenses up to a maximum amount of $150,000. This summary is qualified in its entirety by the full text of the Term Sheet, a copy of the Term Sheet is attached as Annex A to the accompanying proxy statement.

Need to Raise Additional Capital

We currently need to raise additional capital to fund our operations, implement our business strategy and enhance our overall capitalization. While we have not yet determined the particular terms for any potential financing, we are currently in discussions with certain parties in connection with such potential financing. Because we may seek additional capital in non-public offerings that would result in the issuance of shares of our common stock equal to or in excess of 20% of the number of shares of our common outstanding immediately prior to entering into an agreement for such potential financing, and which would trigger the requirement to obtain stockholder approval, pursuant to Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop for us to raise such capital.

We hereby submit this Proposal 1 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, subject to the following limitations:

●	The total aggregate consideration will not exceed $8 million;

●	The maximum discount at which securities will be offered will be equivalent to a discount of up to 50% below the market price of our common stock at the time of issuance in recognition of the historical volatility making the pricing discount of our common stock required by investors at any particular time difficult, at this time, to predict.

●	Such offerings will occur, if at all, within three (3) months from the stockholder approval; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

Notwithstanding the foregoing, we will not sell securities to any officers, directors, or employees of the Company, or any consultants who perform services for the Company, in any such non-public capital-raising transactions or offerings, at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, in connection with such capital-raising transactions or offerings or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement, in connection with such capital-raising transactions or offerings.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any of such non-public offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any potential financings. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $8 million. If all or part of the offerings are completed, the net proceeds will be used for general corporate purposes. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the Board of Directors. Any transaction where the Company sells such securities will be reviewed and approved by the Board of Directors at the time of issuance. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the stockholders vote “FOR” the proposal to approve the Proposal No.1.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. If you received a householding mailing and you would like to have additional copies of proxy statement and proxy materials mailed to you or you would like to opt out of this practice for future mailings, contact our Corporate Secretary, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and proxy materials to any stockholder at the shared address to which a single copy of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040, Attention: Corporate Secretary or call the Company with your request at (323) 888-9999.

WHERE YOU CAN FIND MORE INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov. In addition, stockholders may obtain free copies of certain documents filed with the SEC by the Company through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Nova LifeStyle, Inc.,

Attn: Corporate Secretary

6565 E. Washington Blvd., Commerce, CA 90040

(323) 888-9999

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 14, 2025	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board, President and Chief Executive Officer

Annex A

Material Terms of Public Offering for

Nova Lifestyle, Inc.

April 6, 2025

The purpose of this term sheet is to set forth the indicative terms pursuant to which, subject to certain conditions set forth herein, American Trust Investment Services, Inc. (“ATIS” or the “underwriter”) would act as the lead underwriter for the offering of certain securities of Nova Lifestyle, Inc. on a private placing basis (the “Offering”). The terms and conditions set forth herein are subject to change and this term sheet does not constitute an offer. The issuance and sale of the securities is subject to completion of due diligence to the underwriter’s satisfaction, and the execution of definitive documentation to effect the Offering that is mutually satisfactory to each party and satisfaction of the closing conditions as set forth in the definitive transaction documents.

Issuer:	Nova Lifestyle, Inc., a Nevada corporation (the “Company”)

Underwriter:	American Trust Investment Services, Inc. (“ATIS”)

Securities Offered:	Up to $8,000,000 of Units, with each Unit consisting of one share of common stock and two warrants each exercisable for one share of common stock.

Offering Price Per Unit:	Each Unit will be offered at a 50% discount to the closing price of the Company’s common stock on the date prior to Closing (the “Offering Price”).

Warrants	Each Unit will come with 200% warrant coverage at an exercise price of 120% of the Offering Price (“Warrants”). The Warrants will have cash or cashless exercise and a term of 5 years.

Definitive Documents:

The underwriting agreement in connection with the Offering (the “Underwriting Agreement”) shall contain additional provisions, including without limitation representations, warranties, covenants, agreements and remedies, as are typical for public offerings of this type.

The Company will be responsible for preparing Form S-1 registration statement to register securities sold in the Offering and other transaction documents.

Use of Proceeds:	Net proceeds will be used for working capital, marketing expenditures, repayment of short-term debt and capital expenditures.

Underwriting Commissions and Expenses:	The Company has engaged ATIS for the Offering and has agreed to pay an underwriting commission of 7% of the gross proceeds of the Offering, 1% for non-accountable expenses, plus reimbursement of accountable expenses up to a maximum of $150,000.

Company Lock-Ups:	All of the Company’s directors and officers, employees or other recipients of common stock pursuant to an ESOP or other benefit plan, and holders of 5% or more of the Company’s outstanding common stock as of the effective date of the Offering will enter into customary “lock-up” agreements in favor of ATIS for a period of six (6) months from the closing date of the Offering (the “Closing Date”), and (ii) each of the Company and any successors of the Company will agree, for a period of six (6) months from the Closing, that each will not (a) offer, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (b) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000674829_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

NOVA LIFESTYLE, INC.
Special Meeting of Stockholders
May 22, 2025 11:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thanh H. Lam as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, PDT on May 22, 2025, at the offices of NOVA LIFESTYLE, INC., located at 6565 E. Washington Blvd., Commerce, CA 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000674829_2 R1.0.0.2

Continued and to be signed on reverse side